================================================================================

                           SCHEDULE 14A INFORMATION

                 Proxy Statement Pursuant to Section 14(a) of
                      the Securities Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement        [_]  Confidential, for Use of the
                                             Commission Only (as permitted by
                                             Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Under Rule 14a-12

                                COINSTAR, INC.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

                                      N/A
--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.


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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
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     was paid previously. Identify the previous filing by registration statement
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

                           [LOGO OF COINSTAR, INC.]

                                          April 28, 2000

Dear Coinstar Stockholders:

  I am pleased to invite you to Coinstar's Annual Meeting of Stockholders. The meeting will be at 10:00 a.m. on Thursday, June 15, 2000 at Coinstar's offices located at 1800-114th Avenue S.E., Bellevue, Washington 98004.

  At the meeting, you will elect two directors to our Board of Directors, ratify the selection of Deloitte & Touche LLP as our auditors and transact any other business properly presented at the meeting. You will also have the opportunity to hear what has happened in our business in the past year and ask questions.

  We hope you can join us on June 15. Whether or not you can attend, please read the enclosed Proxy Statement. When you have done so, please mark your votes on the enclosed proxy, sign and date the proxy, and return it to us in the enclosed envelope. Your vote is important, so please return your proxy promptly.

                                          Sincerely,

                                          /s/ Mark P. Tanoury

                                          Mark P. Tanoury
                                          Secretary

                                COINSTAR, INC.
                            1800 114th Avenue S.E.
                              Bellevue, WA 98004

                               ----------------

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON JUNE 15, 2000

                               ----------------

TO THE STOCKHOLDERS OF COINSTAR, INC.:

  On June 15, 2000, we will hold our Annual Meeting of Stockholders at our offices located at 1800-114th Avenue S.E., Bellevue, Washington 98004. The meeting will begin at 10:00 a.m. local time. At the meeting the stockholders will be asked to:

  1. Elect two directors to hold office until the 2003 Annual Meeting of Stockholders.

  2. Ratify the selection of Deloitte & Touche LLP as independent auditors of Coinstar for its fiscal year ending December 31, 2000.

  3. Consider other matters properly presented at the meeting.

  You are entitled to vote if you were a stockholder at the close of business on April 26, 2000.

                                          By Order of the Board of Directors

                                          /s/ Mark P. Tanoury

                                          Mark P. Tanoury
                                          Secretary
Menlo Park, California
April 28, 2000

  All stockholders are cordially invited to attend the meeting in person. Whether or not you expect to attend the meeting, please complete, date, sign, and return the enclosed proxy as promptly as possible in order to ensure your representation at the meeting. A return envelope (which is postage prepaid if mailed in the United States) is enclosed for that purpose. Even if you have given your proxy, you may still vote in person if you attend the meeting. Please note, however, that if a broker, bank or other nominee holds your shares of record and you wish to vote at the meeting, you must obtain from the record holder a proxy issued in your name.

                                    CONTENTS

ANNUAL MEETING INFORMATION.................................................    1
  Who is entitled to vote?.................................................    1
  What is a quorum?........................................................    1
  What am I voting on?.....................................................    1
  How many votes are required to elect a director?.........................    1
  How many votes do I have?................................................    1
  How will my proxy be voted?..............................................    1
  Who counts the votes?....................................................    2
  Can brokers vote in the election of directors?...........................    2
  Can I revoke my proxy?...................................................    2


PROPOSAL 1 ELECTION OF DIRECTORS...........................................    2
  Directors continuing in office until the 2001 Annual Meeting.............    3
  Directors continuing in office until the 2002 Annual Meeting.............    4


BOARD COMMITTEES AND MEETINGS..............................................    4


  Audit Committee Charter..................................................    4
  I.General Functions, Authority, and Role.................................    4
  II.Membership............................................................    5
  III.Responsibilities.....................................................    5
    A.General..............................................................    5
    B.Outside Auditor......................................................    5
    C.Audit Process and Results............................................    6
    D.Securities and Exchange Commission Filings...........................    6
    E.Internal Controls and Legal Matters..................................    7


PROPOSAL 2 RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS...............    7


SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT.............    8


SECTION 16 BENEFICIAL OWNERSHIP REPORTING COMPLIANCE.......................    9


EXECUTIVE COMPENSATION.....................................................   10
  Compensation of Directors................................................   10
  Compensation Committee Interlocks and Insider Participation..............   10
  Summary of Compensation..................................................   11


REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS ON EXECUTIVE
 COMPENSATION..............................................................   13


PERFORMANCE MEASUREMENT COMPARISON.........................................   15


CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS.............................   16


OTHER MATTERS..............................................................   16
  Will any other matters be presented at the Annual Meeting?...............   16
  How are proxies solicited, and what are the costs involved?..............   16


STOCKHOLDER INFORMATION....................................................   16
  How does a stockholder present a matter to be considered at an Annual
   Meeting?................................................................   16
  May I see a list of stockholders?........................................   17

                                COINSTAR, INC.
                            1800 114th Avenue S.E.
                              Bellevue, WA 98004

                               ----------------

                                PROXY STATEMENT
                      FOR ANNUAL MEETING OF STOCKHOLDERS

                          To Be Held on June 15, 2000

                               ----------------

                          ANNUAL MEETING INFORMATION

  The enclosed proxy is solicited on behalf of the Board of Directors of Coinstar, Inc., a Delaware corporation, for use at the Annual Meeting of Stockholders to be held on Thursday, June 15, 2000, at 10:00 a.m. local time, or at any adjournment or postponement of the meeting, for the purposes described below and in the accompanying Notice of Annual Meeting of Stockholders. The Annual Meeting will be held at our offices located at 1800-114th Avenue S.E., Bellevue, Washington 98004. We mailed this Proxy Statement and accompanying proxy card on or about April 28, 2000 to the stockholders who owned shares of our common stock as of April 26, 2000.

Who is entitled to vote?

  Only holders of record of common stock at the close of business on April 26, 2000 may vote at the Annual Meeting. We had approximately 20,220,626 shares of common stock outstanding on that date.

What is a quorum?

  The holders of a majority of the shares of the common stock, present in person or by proxy at the Annual Meeting, constitute a quorum for the transaction of business. There must be a quorum for the meeting to be held.

What am I voting on?

  You are being asked to elect two directors and to ratify the appointment of Deloitte & Touche LLP as our auditors for the year 2000 audit. We are not aware of any other matters to be presented for action at the Annual Meeting.

How many votes are required to elect a director?

  If a quorum is present at the Annual Meeting, the two nominees for election as directors who receive the greatest number of votes cast by the shares present in person or by proxy represented at the Annual Meeting will be elected directors. In an uncontested plurality election, such as this, abstentions have no effect, since approval by a percentage of the shares present or outstanding is not required.

How many votes do I have?

  Each holder of record of common stock on the record date is entitled to one vote for each share held on all matters to be voted on at the Annual Meeting.

How will my proxy be voted?

  All shares represented by proxies will be voted in accordance with the directions set forth on the proxy. If you do not give any direction, your shares will be voted for all management proposals. We are not aware, as of the date of this Proxy Statement, of any matters to be voted on at the Annual Meeting other than as stated in this

Proxy Statement and the accompanying Notice of Annual Meeting of Stockholders. If any other matters are properly presented at the Annual Meeting, the enclosed proxy gives discretionary authority to the persons named in the proxy to vote the shares in their best judgment.

Who counts the votes?

  American Securities Transfer, Inc., the inspector of election appointed for the meeting, will count all votes. The inspector of election will separately count affirmative and negative votes, abstentions and broker non-votes. Abstentions will be counted towards the tabulation of votes cast on proposals presented to the stockholders and will typically have the same effect as negative votes, except with respect to votes for directors, pursuant to which abstentions have no effect.

Can brokers vote in the election of directors?

  Brokers who hold shares for the accounts of their clients may vote such shares either as directed by their clients or in their own discretion if permitted by the stock exchange or other organization of which they are members. Members of the New York Stock Exchange are permitted to vote their clients' proxies in their own discretion as to the election of directors if their clients have not furnished voting instructions within ten days prior to the meeting. Certain proposals other than the election of directors are "non-discretionary," and brokers who have received no instructions from their clients do not have discretion to vote on those items. When brokers vote proxies on some but not all of the proposals at a meeting, the missing votes are referred to as "broker non-votes." Broker non-votes are included in determining the presence of a quorum at the meeting, but they are not considered "shares present" for voting purposes and have no impact on the outcome of non-discretionary proposals, other than to reduce the number of favorable votes necessary to approve the proposal. Brokers have discretion to vote on all the proposals at the Annual Meeting so there will be no broker non-votes on any of the proposals.

Can I revoke my proxy?

  Any person giving a proxy may revoke it at any time before it is voted. It may be revoked by filing with our secretary at our principal executive office, 1800-114th Avenue S.E., Bellevue, Washington 98004, a written notice of revocation or a signed proxy bearing a later date, or it may be revoked by attending the meeting and voting in person. Attendance at the meeting will not, by itself, revoke a proxy.

                                  PROPOSAL 1
                             ELECTION OF DIRECTORS

  Our Amended and Restated Certificate of Incorporation and Bylaws divide the Board of Directors into three classes. Each class consists, as nearly as possible, of one-third the total number of directors, and each class has a three-year term. Only persons elected by a majority of the remaining directors may fill vacancies on the Board of Directors. A director elected by the Board to fill a vacancy (including a vacancy created by an increase in the size of the Board of Directors) serves for the remainder of the full term of the class of directors in which the vacancy occurred and until his or her successor is elected and qualified.

  The Board of Directors is presently composed of seven members. There are two directors in the class whose term of office expires in 2000. Both of the nominees for election to this class, Larry A. Hodges and Daniel A. Gerrity, are directors. The stockholders previously elected Mr. Hodges. Mr. Gerrity was appointed by a majority of the Board of Directors in February 2000 to fill the vacancy left by a director whose term was up this year and chose not to stand for reelection. If elected at the Annual Meeting, each of the nominees would serve until the 2003 Annual Meeting and until his successor is elected and qualified, or until such director's earlier death, resignation, or removal.

  Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the two nominees named below. Each person nominated for election has agreed to serve if elected, and management has no reason to believe that any nominee will be unable to serve. If any nominee becomes unavailable to serve as a director, the persons named in the enclosed proxy can vote for or against any other nominee in accordance with their judgment.

Nominees for election for a three-year term expiring at the 2003 Annual
Meeting:

Daniel A. Gerrity

  Daniel A. Gerrity, 38, has served as a director of Coinstar since February 2000. The Board appointed him at that time to fill a vacancy left by a director whose term would have been up at this annual meeting. Mr. Gerrity joined Coinstar in November 1993 as our vice president and chief technology officer, after serving on our advisory board since 1990. Mr. Gerrity has served as our president and chief operating officer since 1998 and our chief executive officer since February 2000. Before joining Coinstar, Mr. Gerrity was an engineering manager for Slate Corporation, an application software company, from 1990 until November 1993.

Larry A. Hodges

  Larry A. Hodges, 51, has served as a director of Coinstar since December 1995. Mr. Hodges has served as the president and chief executive officer of Mrs. Field's Original Cookies, Inc., a retail cookie/bakery chain, since April 1994. From 1992 to 1993, Mr. Hodges managed Food Barn Stores, Inc., a supermarket chain owned by Prudential Insurance Company. For the 25 years before that, Mr. Hodges served in various capacities at American Stores Company, a food and drug retailer, including serving as president of two subsidiaries. Mr. Hodges also serves as a director of Ameristar Casinos, Inc., a casino gaming company.

  (The Board of Directors recommends a vote in favor of each Nominee.)

Directors continuing in office until the 2001 Annual Meeting:

Jens H. Molbak

  Jens H. Molbak, 37, the chairman of the Board, founded Coinstar in 1990 and served as our chief executive officer until February 2000, when he took the full-time position of president and chief executive officer of Meals.com, Inc., one of our subsidiaries. Prior to founding Coinstar he served two years as an analyst at Morgan Stanley & Co., Inc., an investment bank.

William D. Ruckelshaus

  William D. Ruckelshaus, 67, has been a director of Coinstar since 1997. Mr. Ruckelshaus has been a principal in Madrona Investment Group, L.L.C., an investment company since 1996, and is a strategic partner in the Madrona Venture Fund, formed in 1999. He was chairman of Browning-Ferris Industries from 1995 to 1999 and chairman and chief executive officer from 1988 to 1995. He was Administrator, Environmental Protection Agency from 1983 to 1985 and a senior vice president of Weyerhaeuser Company, a timber company, from 1976 to 1983. He is also a director of Weyerhaeuser Company, Cummins Engine Company, Inc., Monsanto Company, Nordstrom, Inc., and Solutia, Inc.

Robert O. Aders

  Robert O. Aders, 73, has been a director of Coinstar since March 1999. Mr. Aders is President Emeritus and a member of the board of directors of the Food Marketing Institute where he served as chief executive officer from its founding in 1976 until his retirement in 1993. Immediately before joining the Food Marketing Institute, Mr. Aders was acting Secretary of Labor in the Ford Administration. Mr. Aders worked at the Kroger Company from 1957 until 1974. He served in a number of executive positions before being elected chairman of the board in 1970. He is current chairman of The Advisory Board, Inc., an international consulting organization. He is also of counsel to Collier, Shannon, Rill & Scott, a law firm in Washington, D.C., and a director of Telepanel Systems, a manufacturer and distributor of electronic shelf labels for retail stores, and The Source Information Management Company, a manufacturer and provider of marketing and merchandising services for display racks in retail stores.

Directors continuing in office until the 2002 Annual Meeting:

David E. Stitt

  David E. Stitt, 53, has been a director of Coinstar since 1995. He has served as managing partner of Banyan Private Equity Management, a private investment firm, since February 1998. From 1985 to February 1998, he was an employee of Vencap, Inc. (formerly, Vencap Equities Alberta Ltd.), a venture capital firm, most recently as a vice president. Previously, for seven years, he was vice president of sales and marketing for Westmills Carpet Ltd., a regional carpet manufacturer located in western Canada.

Ronald A. Weinstein

  Ronald A. Weinstein, 59, has been a director of Coinstar since 1992. Since November 1992, he has served as the managing general partner of the Weinstein Family Limited Partnership, an investment partnership. Mr. Weinstein also serves as a director of CelebrateExpress.com, Inc., an on-line party planning service, and Great Circle Family Foods, LLC, a food processing company.

                         BOARD COMMITTEES AND MEETINGS

  During the fiscal year ended December 31, 1999 our Board held 12 meetings. The Board has an Audit Committee, a Compensation Committee and a Nominating Committee.

  Audit Committee. The Audit Committee meets with our independent auditors at least annually to review the results of the annual audit. The Audit Committee also recommends to our Board the independent auditors to be retained and reviews the Auditors' comments as to controls, adequacy of staff, and the results of procedures performed in connection with the audit process. In 1999, the Audit Committee was composed of three non-employee directors, Messrs. Larry Hodges, George Clute, and David Stitt. Mr. Clute chose not to stand for reelection to the Board and resigned in February 2000, leaving a vacancy on the Audit Committee.

  The Audit Committee adopted, and the Board approved, an Audit Committee Charter on February 24, 2000. The charter is set forth below in its entirety.

Audit Committee Charter

I. General Functions, Authority, and Role

  The Audit Committee is a committee of the Board of Directors. Its primary function shall be to assist the Board in fulfilling its oversight responsibilities by reviewing the financial information to be provided to the stockholders and others, the systems of internal controls that management and the Board of Directors have established, and the Company's audit process.

  The Audit Committee shall have the power to conduct or authorize investigations into any matters within the committee's scope of responsibilities. In connection with such investigations or otherwise in the course of fulfilling its responsibilities under this charter, the Audit Committee shall have the authority to retain special legal, accounting, or other consultants to advise it, and may request any officer or employee of the Company, its outside legal counsel, or outside auditor to attend a meeting of the Audit Committee or to meet with any members of, or consultants to, the Audit Committee.

  The Company's outside auditor shall be accountable to the Board of Directors and to the Audit Committee, and the Board of Directors and Audit Committee shall have the authority and responsibility to select, evaluate, and, where appropriate, replace the outside auditor. In the course of fulfilling its specific responsibilities hereunder, the Audit Committee shall strive to maintain an open avenue of communication between the Company's outside auditor and the Board of Directors.

  The responsibilities of a member of the Audit Committee shall be in addition to such member's duties as a member of the Board of Directors.

  While the Audit Committee shall have the responsibilities and powers set forth in this charter, it shall not be the duty of the Audit Committee to plan or conduct audits or to determine whether the Company's financial statements are complete, accurate, or in accordance with generally accepted accounting principles. These are the responsibilities of management and the outside auditor. Nor shall it be the duty of the Audit Committee to conduct investigations, to resolve disagreements, if any, between management and the outside auditor, or to assure compliance with laws and regulations or the Company's own policies or code of conduct.

II. Membership

  The membership of the Audit Committee shall consist of at least three members of the Board of Directors who shall serve at the pleasure of the Board of Directors. The membership of the Audit Committee shall meet the independence and financial literacy and experience requirements of The Nasdaq Stock Market, Inc. or similar requirements of such other securities exchange or quotation system as may from time to time apply to the Company.

  Audit Committee members and the committee chair shall be designated by the full Board of Directors upon the recommendation of the Nominating Committee.

III. Responsibilities

  The responsibilities of the Audit Committee shall be as follows:

A. General

  1. Meet at least twice per year, or more frequently as circumstances or the obligations of the Audit Committee require.

  2. Report Audit Committee actions to the Board of Directors with such recommendations as the committee may deem appropriate.

  3. Annually review and reassess the adequacy of this charter and submit it to the Board of Directors for approval.

  4. Perform such functions as may be assigned by law, the Company's certificate of incorporation or bylaws, or the Board of Directors.

B. Outside Auditor

  1. As necessary, consider with management and the outside auditor the rationale for employing audit firms other than the principal outside auditor.

  2. Recommend to the Board of Directors that the outside auditor be nominated, approve the compensation of the outside auditor, and, as necessary, review and approve the discharge of the outside auditor.

  3. Take reasonable steps to confirm the independence of the outside auditor, which shall include (a) ensuring receipt from the outside auditor a formal written statement delineating all relationships between the outside auditor and the Company, consistent with Independence Standards Board Standard No. 1,
(b) discussing with the outside auditor any disclosed relationships or services that may impact the objectivity and independence of the outside auditor, and (c) as necessary, taking, or recommending that the Board of Directors take, appropriate action to oversee the independence of the outside auditor.

C. Audit Process and Results

  1. Consider, in consultation with the outside auditor, the audit scope and plan of the internal auditors and the outside auditor.

  2. Review with the outside auditor the coordination of the audit effort to assure completeness of coverage, reduction of redundant efforts, and the effective use of audit resources.

  3. Consider and review with the outside auditor:

  a. The adequacy of the Company's internal controls, including computerized information system controls and security.

  b. Any related significant findings and recommendations of the outside auditor together with management's responses thereto.

  c. The matters required to be discussed by Statement on Auditing Standards No. 61, as may be modified and supplemented from time to time.

  4. Review and discuss with management and the outside auditor at the completion of the annual examination:

  a.  The Company's audited financial statements and related footnotes.

  b. The outside auditor's audit of the financial statements and report thereon.

  c.  Any significant changes required in the outside auditor's audit plan.

  d. Any serious difficulties or disputes with management encountered during the course of the audit.

  e. Other matters related to the conduct of the audit which are to be communicated to the committee under generally accepted auditing standards.

  5. Consider and review with management:

  a. Significant findings during the year and management's responses thereto.

  b. Any difficulties encountered in the course of the outside auditor's audits, including any restrictions on the scope of their work or access to required information.

  c.  Any changes required in the planned scope of the audit plan.

  6. Inquire of management and the outside auditor about significant risks or exposures and assess the steps management has taken to minimize such risks to the Company.

  7. Meet with the outside auditor and management in separate executive sessions to discuss any matters that the committee believes should be discussed privately with the Audit Committee.

D.Securities and Exchange Commission Filings

  1. Review filings with the Securities and Exchange Commission and other published documents containing the Company's financial statements.

  2. Review with management and the outside auditor the draft of the quarterly earnings release and the results of the auditor's interim or annual review before they are released to the public or filed with the Securities and Exchange Commission or other regulators.

  3. Prepare the report required by the rules of the Securities and Exchange Commission to be included in the Company's annual proxy statement.

E.Internal Controls and Legal Matters

  1. Review the Company's policies and procedures with respect to officers' expense accounts and perquisites, including their use of corporate assets, and consider the results of any review of these areas by the outside auditor.

  2. Review legal and regulatory matters that may have a material impact on the financial statements and review related company compliance policies.

  The Audit Committee met three times in 1999.

  Compensation Committee. The Compensation Committee makes recommendations to the Board concerning salaries and incentive compensation, awards stock options to employees and consultants under Coinstar's stock option plan, and performs other functions regarding compensation as delegated by the Board. The Compensation Committee is composed of three non-employee directors, Messrs. Ruckelshaus, Stitt, and Weinstein. The Compensation Committee met three times in 1999.

  Nominating Committee. The Nominating Committee makes recommendations to the Board concerning candidates for directorships. The Nominating Committee consisted of two directors in 1999: Ronald A. Weinstein and George Clute. Mr. Clute chose not to stand for reelection to the Board Of Directors and resigned in February 2000, leaving a vacancy on the Nominating Committee. The Nominating Committee did not meet last year. The committee will consider the names and qualifications of candidates for the Board submitted by stockholders in accordance with the procedures referred to on page 16 of this Proxy Statement.

  During the fiscal year ended December 31, 1999, each director attended at least 75% of the aggregate of the meetings of the Board and of the committees on which he served.

                                  PROPOSAL 2
               RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

  The Board of Directors has selected Deloitte & Touche LLP as our independent auditors for the fiscal year ending December 31, 2000 and has further directed that management submit the selection of independent auditors for ratification by the stockholders at the Annual Meeting. Deloitte & Touche LLP has audited our financial statements since our inception in 1991. Representatives of Deloitte & Touche LLP are expected to attend the Annual Meeting. They will have an opportunity to make a statement, if they choose, and will be available to respond to appropriate questions.

  Your ratification of the selection of Deloitte & Touche LLP as our independent auditors is not required by our bylaws or otherwise. The Board nonetheless is submitting the selection of Deloitte & Touche LLP to you for ratification as a matter of good corporate practice. If you fail to ratify the selection, the Audit Committee and the Board will reconsider whether to retain them. Even if the selection is ratified, the Audit Committee and the Board in their discretion may direct the appointment of different independent auditors at any time during the year if they determine that such a change would be in the best interests of Coinstar and its stockholders.

  The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the Annual Meeting will be required to ratify the selection of Deloitte & Touche LLP.

  (The Board of Directors recommends a vote in favor of Proposal 2.)

                             SECURITY OWNERSHIP OF
                   CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

  The following table shows the number of shares of common stock beneficially owned on March 31, 2000 by: (i) each director; (ii) each of the Named Executive Officers listed in the Summary Compensation Table on page 11 who were executive officers during 1999; (iii) the executive officers and directors of the Company as a group; and (iv) all those known by us to be beneficial owners of more than 5% of our outstanding common stock.

                                                   Number of Shares Percent of
                                                     Beneficially   Outstanding
Beneficially Owned                                     Owned(1)       Shares
------------------                                 ---------------- -----------
Acorn Ventures, Inc.(2)
 11400 SE 6th Street, Suite 120
 Bellevue, WA 98004...............................    1,115,142        5.51%
Snyder Capital Management, L.P.
 Snyder Capital Management, Inc. (3)
 350 California Street, Suite 1460
 San Francisco, CA 94104..........................    1,621,600         8.0%
Mark A. Riely
 260 West Broadway, Suite 2-D
 New York, NY 10013(4)............................    1,115,300         5.5%
Jens H. Molbak(5).................................      745,099         3.7%
Daniel A. Gerrity(6)..............................      191,487           *
Kirk A. Collamer (7)..............................       88,795           *
Michael L. Doran(8)...............................       38,680           *
Ian Melanson(9)...................................       23,167           *
Larry A. Hodges(10)...............................       35,000           *
David E. Stitt(11)................................       22,000           *
William D. Ruckelshaus(12)........................       22,726           *
Ronald A. Weinstein(13)...........................      268,379        1.33%
Robert O. Aders(14)...............................       21,534           *
All directors and executive officers as a group
 (10 persons).....................................    1,456,867         7.2%

--------
  *   Represents beneficial ownership of less than 1%.

 (1) Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission. In computing the number of shares beneficially owned by a person and the percentage of ownership of that person, shares of common stock subject to options or warrants held by that person that are currently exercisable or will become exercisable within 60 days of March 31, 2000 are deemed outstanding. These option shares are not deemed outstanding for the purpose of computing the percentage ownership of any other person (unless otherwise assumed to be outstanding). Except as indicated by footnote, and subject to marital community property laws where applicable, we believe that the persons named in the table above have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them. As of March 31, 2000, we had 20,220,626 shares of common stock outstanding.

 (2) Beneficial ownership as of December 31, 1999 as reported on Form 13G filed with the Securities and Exchange Commission on February 14, 2000. Includes 900,000 shares that may be acquired upon the exercise of warrants issued in connection with a prior preferred stock financing. Fifty percent of the shares issued upon the exercise of such warrants are subject to a repurchase option in favor of Coinstar if Coinstar has not attained a specified valuation on certain dates. Also includes 19,000 shares owned by a charitable remainder trust of which Mr. Rufus Lumry, the sole stockholder of Acorn Ventures, Inc., is the trustee.

 (3) Beneficial ownership of shares as of December 31, 1999 as reported on Form 13G filed with the Securities and Exchange Commission on February 16, 2000.

 (4) Beneficial ownership of shares as of November 8, 1999 as reported on Form 13G filed with the Securities and Exchange Commission on November 8, 1999. Includes 149,500 shares of common stock owned of record by Mr. Riely, 110,000 shares of common stock owned by Media Group Investments, Ltd., which has as its investment advisor Vercingetorix Corp., of which Mr. Riely is a 50% stockholder, 709,000 shares of common stock owned by Media Group Investors, L.P., which has a sole general partner, Media Group Management, Inc., of which Mr. Riely is a 75% stockholder, and 146,000 shares of common stock owned by an account of Goldman Sachs Strategic Tech Fund, which account is managed by Vercingetorix Corp., of which Mr. Riely is a 50% stockholder.

 (5) Includes 158,517 shares issuable upon the exercise of options exercisable within 60 days of March 31, 2000. Also includes 50,000 shares held by Mt. Shuksan Investments LLC and 73,000 shares held by Penny Partners L.P. Mr. Molbak shares voting and investment power over the shares held by Mt. Shuksan Investments LLC and Penny Partners L.P. and disclaims beneficial ownership of such shares except to the extent of his ownership interest therein.

 (6) Includes 127,700 shares issuable upon the exercise of options exercisable within 60 days of March 31, 2000. Also includes 100 shares held by Mr. Gerrity's son. Mr. Gerrity shares voting and investment power over the shares held by his son and disclaims beneficial ownership of such shares except to the extent of his ownership interest therein.

 (7) Includes 86,019 shares issuable upon the exercise of options exercisable within 60 days of March 31, 2000. Mr. Collamer resigned from Coinstar effective February 29, 2000; accordingly, pursuant to the terms of the Coinstar 1997 Equity Incentive Plan his vested options will terminate if not exercised before May 29, 2000.

 (8) Includes 28,271 shares issuable upon exercise of an option exercisable within 60 days of March 31, 2000.

 (9) Represents 23,167 shares subject to stock options exercisable within 60 days of March 31, 2000.

(10) Represents 35,000 shares issuable upon exercise of options exercisable within 60 days of March 31, 2000.

(11) Includes 20,000 shares issuable upon exercise of stock options within 60 days of March 31, 2000.

(12) Includes 17,726 shares issuable upon exercisable of stock options within 60 days of March 31, 2000.

(13) Includes 31,428 shares issuable upon exercise of options exercisable within 60 days of March 31, 2000. Also includes 90,400 shares beneficially owned by the Weinstein Family Limited Partnership.
      Mr. Weinstein is a general partner of the Weinstein Family Limited Partnership.

(14) Includes 11,534 shares subject to stock options exercisable within 60 days of March 31, 2000.

Section 16 Beneficial Ownership Reporting Compliance

  Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our directors and executive officers, and persons who own more than 10% of a registered class of Coinstar's equity securities, to report their stock holdings and transactions to the Securities and Exchange Commission.

  To our knowledge, based on a review of the copies of such reports furnished to us and written representations that no other reports were required, during the fiscal year ended December 31, 1999, all Section 16(a) filing requirements applicable to our officers, directors and greater than 10% beneficial owners were complied with.

                            EXECUTIVE COMPENSATION

Compensation of Directors

  Our directors currently do not receive any cash compensation for service on the Board of Directors or any committee of the Board. Directors are, however, eligible for reimbursement for expenses they incur in connection with attendance at Board meetings in accordance with our policy.

  Each non-employee director also receives stock option grants under the 1997 Non-Employee Directors' Stock Option Plan. The Directors' Plan provides for automatic grants of options to purchase shares of common stock to eligible non-employee directors of Coinstar. The maximum number of shares of common stock that may be issued pursuant to options granted under the Directors' Plan currently is 200,000. We do not intend for the options granted under the Directors' Plan to qualify as incentive stock options under the Internal Revenue Code as amended.

  During 1999, the Company granted, under the Directors' Plan, options to purchase 11,534 shares of the Company's common stock to Robert O. Aders, options to purchase 5,000 shares to each of Messrs. Clute and Hodges and options to purchase 10,000 shares to each of Messrs. Stitt, Ruckelshaus, and Weinstein all at an exercise price of $25.125, the fair market value of such stock on the date of grant (except that 10,000 of Mr. Aders' options were granted with an exercise price of $15.625, the fair market value on the date he joined the Board and received his initial grant). As of December 31, 1999, no options had been exercised under the Directors' Plan.

Compensation Committee Interlocks and Insider Participation

  No member of our Compensation Committee serves as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving as a member of our Board of Directors or Compensation Committee.

Summary of Compensation

  The following table shows for the fiscal years ended December 31, 1997, 1998 and 1999, compensation awarded or paid to, or earned by, our chief executive officer and the other four most highly compensated executive officers at December 31, 1999 (the "Named Executive Officers"):

                         Summary Compensation Table(1)

                                                                  Long-Term
                                                   Annual        Compensation
                                              Compensation(1)       Awards
                                            -------------------- ------------
                                                                  Securities
                                                                  Underlying   All Other
                                              Salary     Bonus     Options    Compensation
Name and Principal Position            Year    ($)        ($)         (#)         ($)
---------------------------            ---- ---------- --------- ------------ ------------
Jens H. Molbak........................ 1999 $  180,000 $     --    200,000      $   --
 Chairman and Chief Executive (2)      1998    180,000       --    108,308          --
 Officer and Director                  1997    129,166       --     50,000          --

Daniel A. Gerrity (3)................. 1999    200,000       --    150,000          --
 President and Chief                   1998    189,135    25,000   122,512          --
 Operating Officer                     1997    149,166       --     30,000          --

Kirk A. Collamer (4).................. 1999    157,500       --     30,000          --
 Vice President and                    1998    157,500       --     57,269          --
 Chief Financial Officer               1997    120,961       --     50,000          --

Michael L. Doran (5).................. 1999    130,000       --     44,000          --
 Vice President, Software Technology   1998    110,000     6,875    30,308          --
                                       1997  93,332.50  6,222.50     7,000          --

Ian Melanson (6)...................... 1999    135,000       --     56,000          --
 Vice President of Sales and Marketing 1998     11,250     6,875    30,000       14,770
                                       1997        --        --        --           --

--------
(1) As permitted by rules established by the Securities and Exchange Commission, no amounts are shown with respect to certain perquisites where such amounts do not exceed the lesser of 10% of the sum of the amount in the salary and bonus columns or $50,000.

(2) As of February 10, 2000, Mr. Molbak resigned as chief executive officer of Coinstar and assumed the role of full-time chief executive officer of Meals.com, Inc., one of Coinstar's subsidiaries. Mr. Molbak remains as the chairman of the Board of Coinstar. In connection with this change of position and his compensation package from Meals.com, Mr. Molbak relinquished 50,000 of his Coinstar options.

(3) Mr. Gerrity was promoted to president and chief operating officer on April 13, 1998. As of February 10, 2000 he also assumed the role of chief executive officer. Mr. Gerrity's 1998 bonus was paid in February 1999, but was earned in 1998 for performance in 1998.

(4) Mr. Collamer was hired as vice president and chief financial officer in February 1997 and resigned effective February 29, 2000.

(5) Mr. Doran's 1998 bonus was paid in February 1999, but was earned in 1998 for performance in 1998. In addition, $1,805 of Mr. Doran's 1997 bonus was paid in 1998, but was earned in 1997 for services performed in 1997.

(6) Mr. Melanson joined us as vice president of sales and marketing in December 1998. We reimbursed Mr. Melanson for $14,770 in moving expenses in 1998. Mr. Melanson's 1998 bonus was paid in February 1999, but was earned in 1998 for performance in 1998.

Stock Option Grants and Exercises

  We grant options to our executive officers under the Coinstar 1997 Equity Incentive Plan. As of December 31, 1999, options to purchase a total of 2,801,869 shares were outstanding under the Equity Incentive Plan and options to purchase 443,128 shares remained available for grant under the plan.

  The following tables show, for the fiscal year ended December 31, 1999, certain information regarding options granted to, exercised by, and held at year-end by the Named Executive Officers:

                                           Individual Grants
                         --------------------------------------------------------  Potential Realizable
                         Number of                                                   Value at Assumed
                         Securities    Percent of                                  Annual Rates of Stock
                         Underlying   Total Options                               Price Appreciation for
                          Options      Granted in                                     Option Term(3)
                          Granted      Fiscal 1999    Exercise                    -----------------------
Name                       (#)(1)        (%)(2)     Price ($/Sh) Expiration Date     5%($)      10%($)
----                     ----------   ------------- ------------ ---------------- ----------- -----------
Jens H. Molbak..........  200,000(4)      12.76%    $11.75-10.00 1/19/09-12/21/09 $ 1,367,845 $ 3,466,389
Daniel A. Gerrity.......  150,000          9.57      11.75-10.00 1/19/09-12/21/09   1,025,884   2,599,792
Kirk A. Collamer........   30,000          1.91      11.75           1/19/09          221,685     561,794
Michael L. Doran........   44,000          2.81      11.75-10.50 1/19/09-11/11/09     309,416     784,121
Ian Melanson............   56,000(5)       3.57      11.75-10.50 1/19/09-11/11/09     394,945   1,000,870

                       Option Grants in Last Fiscal Year

--------
(1) Options generally vest over four years with 25% vesting after the first year and an additional 2.08333% of the shares vesting upon the completion of each full month thereafter.

(2) Based on an aggregate of 1,567,654 shares subject to options granted to employees of Coinstar in the fiscal year ended December 31, 1999, including the Named Executive Officers.

(3) The potential realizable value calculated based on the term of the option at the time of grant (10 years). Stock price appreciation of 5% and 10% is assumed pursuant to rules promulgated by the Securities and Exchange Commission and does not represent Coinstar's prediction of its stock price performance. Actual gains, if any, are dependent on the actual future performance of Coinstar's common stock and no gain to the optionee is possible unless the stock price increases over the option term, which will benefit all stockholders.

(4) In connection with his transition to president and chief executive officer of Meals.com and his compensation package from Meals.com, Mr. Molbak relinquished 50,000 of his Coinstar options.

(5) In connection with the performance of certain services for Meals.com, Mr. Melanson received Meals.com options. In connection with the grant of the Meals.com options, Mr. Melanson relinquished 25,000 of his Coinstar options.

  Aggregated Option Exercises in Last Fiscal Year and Year-End Option Values

                                                          Number of Securities
                                                         Underlying Unexercised     Value of Unexercised
                                                               Options at          In-the-Money Options at
                                                         December 31, 1999(#)(2)    December 31, 1999($)
                         Shares Acquired     Value      ------------------------- -------------------------
Name                     on Exercise(#)  Realized($)(1) Exercisable Unexercisable Exercisable Unexercisable
----                     --------------- -------------- ----------- ------------- ----------- -------------
Jens H. Molbak..........      5,000         $53,690       107,475      270,833     $704,810    $1,036,037
Daniel A. Gerrity.......      7,500          72,472        89,595      226,042      557,007       903,877
Kirk A. Collamer........          0               0        65,603       71,666      322,784       288,330
Michael L. Doran........      8,975         117,216        17,124       65,209      121,239       295,089
Ian Melanson............          0               0         9,375       76,625       86,718       346,781

--------
(1) Based on the difference between the fair market value on the date of exercise and the exercise price.

(2) Based on the difference between the fair market value on December 31, 1999 ($14.00 per share) and the exercise price.

             REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF
                      DIRECTORS ON EXECUTIVE COMPENSATION

Compensation Committee Report

  The Compensation Committee of the Board of Directors is composed of three outside directors who are not employed by Coinstar and are free of any relationship that would interfere with their exercise of independent judgment. The committee is responsible for setting and administering the policies that govern executive compensation and provides the following report to stockholders.

Philosophy

  Coinstar's executive compensation program is designed to attract, retain, and motivate the talent it needs to achieve its aggressive business goals and to build stockholder value. A significant portion of executive compensation is linked to key measures of corporate performance as defined annually in Coinstar's business plan. Additionally, through the long-term incentive program, executives earn a significant portion of their compensation through option grants that increase in value as Coinstar's stock increases in value. The goal of this compensation plan is to align executive pay with increased value for stockholders.

  We take a "total compensation" approach, evaluating the competitiveness of each executive compensation package based on all components of compensation: base salary, bonus pay (short-term incentive program), stock options (long-term incentive program), and benefits. In 1999, Coinstar again retained an independent consultant to assist in the review of its pay practices, including its executive pay. As in previous years, the consultant made recommendations for market-driven adjustments to base pay.

  The following is a discussion of each of the elements of the Coinstar's executive program including a description of the decisions and actions taken by the committee to determine compensation in 1999 for the chief executive officer, the president, and the seven members of the senior management team reporting to the President.

1999 Executive Compensation Program

  Compensation paid to Coinstar's executive officers in 1999 (as reflected in the Summary Compensation Table on page 12) consisted of the following elements:

  Base Salary. Base salaries for executives are determined by evaluating (1) the responsibilities of the position, (2) the strategic value of the position to Coinstar, (3) the experience and skills of the individual filling the position, and (4) market data for comparable positions in other companies with a similar revenue base. The base salaries for Coinstar's executive officers are generally at the median when a comparison with market data is made. This is consistent with our philosophy to weigh compensation more heavily towards incentive pay programs that link executive rewards with stockholder value.

  Bonus Pay (Short-Term Incentive Program). The executive bonus plan is tied to specific business objectives developed annually in the Coinstar business plan and approved by the Board of Directors. The size of the bonus to the chief executive officer, the president, and the seven members of the senior management team is determined as a percentage of base salary. In 1999, Coinstar did not achieve its earnings objectives and executive managers employed on December 31, 1999 were not eligible to receive their bonus.

  Stock Options (Long-Term Incentive Program). We believe that a significant percentage of compensation to executive officers should be delivered in the form of stock options. Stock options utilized for this purpose align management interests with stockholders by allowing them to share in the long-term increase in value of our company. We believe these stock options play a key role in attracting, motivating, and retaining the services of our executive employees. Coinstar has historically rewarded its executive officers through the grant of Incentive Stock Options and Non-Statutory Stock Options.

  Incentive Stock Options and Non-Statutory Stock Options are awarded to both executive and non-executive employees on an annual basis by this committee or the Board of Directors. The 1997 Equity Incentive Plan provides for the grant of up to 3,850,000 shares of common stock, of which there were, as of December 31, 1999, 224,453 shares issued upon exercise of options, 2,801,869 options to purchase shares outstanding, and 443,128 shares available for future grant. Stock options are typically granted with exercise prices equal to the prevailing market value of our common stock on the date of the grant, have 10-year terms, and are subject to vesting periods established by the Compensation Committee.

  We do not employ a set of mechanical criteria in awarding stock options. Rather we evaluate a series of factors including (1) the anticipated contribution by the individual, (2) the stock options required from a competitive point of view to retain the services of a valued executive officer, and (3) market data for comparable positions in other companies with a similar revenue base. Stock options awarded for executive officers are generally above the median when this comparison with the market data is made. This result is consistent with our philosophy to weigh compensation more heavily towards incentive pay programs that link executive rewards with stockholder value.

Chief Executive Officer Compensation

  Jens H. Molbak served as chief executive officer and chairman of the Board of Directors throughout 1999, and Mr. Daniel A. Gerrity served as president and chief operating officer. Mr. Molbak was eligible to participate in the same executive compensation plans as were available to other executive officers; however, he elected not to receive a salary increase during fiscal 1999.

  The Board granted Mr. Molbak stock options under the 1997 Equity Incentive Plan for 100,000 shares of common stock on January 19, 1999 at the option exercise price of $11.75 per share, and for 100,000 shares of common stock on December 21, 1999 at an option exercise price of $10.00 per share. In connection with his resignation as chief executive officer of Coinstar and subsequent appointment as chief executive officer of Coinstar's subsidiary, Meals.com, Inc., and in light of his compensation from Meals.com, Mr. Molbak relinquished 50,000 of his unvested Coinstar options.

Conclusion

  Through the plans described above, a significant portion of Coinstar's compensation program and the chief executive officer's compensation are contingent on Coinstar's performance, and the realization of benefits is closely linked to increases in long-term stockholder value. We remain committed to this philosophy of pay for performance, recognizing that the competitive market for talented executives and the volatility of Coinstar's business may result in highly variable compensation for a particular time period.

                          The Compensation Committee

                            William D. Ruckelshaus
                                David E. Stitt
                              Ronald A. Weinstein

                       PERFORMANCE MEASUREMENT COMPARISON

  The following graph shows the total stockholder return of an investment of $100 in cash on July 3, 1997 (the date on which our common stock was first traded on the Nasdaq National Market) for (i) our common stock, (ii) the Nasdaq Stock Market Index, and (iii) the Russell 2000 Index. All values assume reinvestment of the full amount of all dividends and are calculated as of December 31, 1999.

                COMPARISON OF 30 MONTH CUMULATIVE TOTAL RETURN*
           AMONG COINSTAR, INC., THE NASDAQ STOCK MARKET (U.S.) INDEX
                           AND THE RUSSELL 2000 INDEX

                         [GRAPHIC OF PERFORMANCE GRAPH]

                        7/3/97  7/97  8/97 9/97 10/97 11/97 12/97 1/98 2/98 3/98 4/98 5/98  6/98  7/98  8/98 9/98
                        ------ ----- ----- ---- ----- ----- ----- ---- ---- ---- ---- ---- ----- ----- ----- ----
Coinstar, Inc. ........  100     95   113  124    96    92    87   82   80   87   94   82    88    88    70   59
NASDAQ STOCK MARKET
 (U.S.)................  100    109   108  115   109   110   108  111  121  126  128  121   129   128   103  117
RUSSELL 2000...........  100    104   106  113   109   111   114  112  119  124  125  120   120   110    93   98

                         10/98  11/98 12/98 1/99  2/99  3/99  4/99 5/99 6/99 7/99 8/99 9/99 10/99 11/99 12/99
                         ------ ----- ----- ---- ----- ----- ----- ---- ---- ---- ---- ---- ----- ----- -----
Coinstar, Inc. .........   70     61   102  138   150   154   224  208  273  250  220   95    73    99   133
NASDAQ STOCK MARKET
 (U.S.).................  122    134   152  174   158   170   176  171  186  183  190  191   205   229   281
RUSSELL 2000............  101    104   107  105    97    97   106  109  113  110  106  104   102   102   105

---------------------
* $100 invested on July 3, 1997 in stock or index including reinvestment of dividends. Fiscal year ending December 31. Historical returns are not necessarily indicative of future performance.

                CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

  On February 10, 2000, Mr. Ronald A. Weinstein, a director of Coinstar, purchased 500,000 shares of Series A Preferred Stock of Meals.com, Inc., a majority-owned subsidiary of Coinstar, for an aggregate purchase price of $500,000. This purchase was made in connection with the issuance and sale by Meals.com of an aggregate $15.5 million of its preferred stock. Mr. Weinstein also received a warrant to purchase an additional 500,000 shares of Meals.com for $.125 per share.

  On February 10, 2000, Acorn Ventures IS, LLC, whose sole member, Acorn Ventures Inc., is a greater than 5% stockholder of Coinstar, purchased 475,000 shares of Series A Preferred Stock of Meals.com for an aggregate purchase price of $475,000. Acorn Ventures also received a warrant to purchase 475,000 additional shares of Meals.com for $.125 per share.

  The Company believes that these transactions were on terms no less favorable to Coinstar or Meals.com than could be obtained from unaffiliated third parties.

                                 OTHER MATTERS

Will any other matters be presented at the Annual Meeting?

  The Board of Directors knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

How are proxies solicited, and what are the costs involved?

  We will bear the cost of solicitation, including preparation, assembly, printing, and mailing of this Proxy Statement, the form of proxy, and any additional information furnished to stockholders. We will furnish copies of solicitation materials to banks, brokerage houses, fiduciaries, and custodians holding in their names shares of common stock beneficially owned by others to forward to such beneficial owners. We may reimburse persons representing beneficial owners of common stock for their costs of forwarding solicitation materials to such beneficial owners. Original solicitation of proxies by mail may be supplemented by telephone, telegram, or personal solicitation by directors, officers, or other regular employees of Coinstar. No additional compensation will be paid to directors, officers, or other regular employees for such services.

                            STOCKHOLDER INFORMATION

How does a stockholder present a matter to be considered at an Annual Meeting?

  Proposals of stockholders that are intended to be presented at our 2001 Annual Meeting of Stockholders must be received by us not later than December 31, 2000 in order to be included in the proxy statement and proxy relating to that Annual Meeting. A stockholder must have continuously held at least $2,000 in market value, or 1%, of our outstanding stock for at least one year by the date of submitting the proposal, and the stockholder must continue to own such stock through the date of the meeting. Stockholders are also advised to review our bylaws that contain additional requirements with respect to advance notice of stockholder proposals and director nominations.

  Pursuant to Rule 14a-4(c) under the Securities and Exchange Act of 1934, as amended, we intend to retain discretionary authority to vote proxies with respect to stockholder proposals for which the proponent does not seek inclusion of the proposed matter in our proxy statement for the 2001 Annual Meeting, except in circumstances where (i) we receive notice of the proposed matter no later than March 17, 2001 and (ii) the proponent complies with the other requirements set forth in Rule 14a-4.

May I see a list of stockholders?

  In accordance with Delaware law, a list of stockholders of record entitled to vote at the Annual Meeting will be available at our offices, which is the location of the Annual Meeting on June 5, 2000. For ten days before the meeting, the list will be available between the hours of 9 a.m. and 4 p.m. local time. A stockholder may examine the list for any legally valid purpose related to the Annual Meeting.

                                          By Order of the Board of Directors

                                          /s/ Mark P. Tanoury

                                          Mark P. Tanoury
                                          Secretary

April 28, 2000

  A copy of the Company's Annual Report to the Securities and Exchange Commission on Form 10-K for the fiscal year ended December 31, 1999 is available without charge upon written request to: Investor Relations, Coinstar, Inc., 1800-114th Avenue S.E., Bellevue, Washington 98004.

                                 COINSTAR, INC.
                   PROXY SOLICITED BY THE BOARD OF DIRECTORS
                     FOR THE ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON JUNE 15, 2000

  The undersigned hereby appoints Daniel A. Gerrity and Carol Lewis, and each of them, as attorneys and proxies of the undersigned, with full power of substitution, to vote all of the shares of Coinstar, Inc., which the undersigned may be entitled to vote at the Annual Meeting of Stockholders of Coinstar, Inc. to be held at Coinstar's offices located at 1800-114th Avenue S.E., Bellevue, Washington 98004 on Thursday, June 15, 2000 at 10:00 a.m. (local time) and at any and all postponements, continuations, and adjournments thereof, with all powers that the undersigned would possess if personally present, upon and in respect of the following matters and in accordance with the following instructions, with discretionary authority as to any and all other matters that may properly come before the meeting.

    MANAGEMENT RECOMMENDS A VOTE FOR THE NOMINEES FOR DIRECTOR LISTED BELOW. PROPOSAL 1: To elect two directors to hold office until the 2003 Annual Meeting of Stockholders.
    FOR all nominees listed below           WITHHOLD AUTHORITY
    (except as marked to the                to vote for all nominees
    contrary below) [_]                     listed below [_]
                Nominees: Daniel A. Gerrity and Larry A. Hodges
   To withhold authority to vote for any nominee(s) write such nominee's(s')
                                 name(s) below:

--------------------------------------------------------------------------------
                  MANAGEMENT RECOMMENDS A VOTE FOR PROPOSAL 2.
PROPOSAL 2: To ratify the selection of Deloitte & Touche LLP as independent auditors of Coinstar for its fiscal year ending December 31, 2000.

         [_] FOR         [_] AGAINST       [_] ABSTAIN

                                      (Continued and to be signed on other side)

(Continued from other side)

  UNLESS A CONTRARY DIRECTION IS INDICATED, THIS PROXY WILL BE VOTED FOR ALL NOMINEES LISTED IN PROPOSAL 1 AND FOR PROPOSAL 2, AS MORE SPECIFICALLY DESCRIBED IN THE PROXY STATEMENT. IF SPECIFIC INSTRUCTIONS ARE INDICATED, THIS PROXY WILL BE VOTED IN ACCORDANCE THEREWITH.

  Please vote, date, and return this proxy in the enclosed return envelope, which is postage prepaid if mailed in the United States.

                                             Dated: _____________________, 2000


                                             ----------------------------------

                                             ----------------------------------

                                                        Signature(s)

                                             Please sign exactly as your name
                                             appears hereon. If the stock is
                                             registered in the names of two or
                                             more persons, each should sign.
                                             Executors, administrators,
                                             trustees, guardians, and
                                             attorneys-in-fact should add
                                             their titles. If signer is a
                                             corporation, please give full
                                             corporate name and have a duly
                                             authorized officer sign, stating
                                             title. If signer is a
                                             partnership, please sign in
                                             partnership name by authorized
                                             person.